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                                                                    EXHIBIT 20.1




                            JPS TEXTILE GROUP, INC.
--------------------------------------------------------------------------------
 555 N. PLEASANTBURG DRIVE, SUITE 202  GREENVILLE, SC 29607  (864) 239-3900
                             FAX: (864) 271-9939






FOR IMMEDIATE RELEASE
Date:        February 8, 1996
Contact:     David H. Taylor
             (864) 239-3900, Fax (864) 271-9939






             JPS TEXTILE GROUP, INC. SUPPLEMENTS QUARTERLY DATA

Greenville, South Carolina -- JPS Textile Group, Inc. supplemented its disclosure of Fiscal 1994 and Fiscal 1995 quarterly operating results to reflect its carpet operations as discontinued operations. Such supplemental quarterly results are included on the attached schedule.


JPS Textile Group is one of the largest diversified domestic manufacturers of textile and textile related products, principally for the apparel fabric, industrial and home fashion markets.








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JPS TEXTILE GROUP, INC.

The following information should be read in conjunction with the Consolidated Financial Statements of the Company and the Notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations included in Form 10-K for the year ended October 28, 1995.


                                                                                  FISCAL 1994
                                                              ---------------------------------------------------------
                                                                 first      second     third      fourth
                                                                quarter    quarter    quarter     quarter       total
                                                                -------    -------    -------     -------       -----
                                                                                 (In Thousands)
NET SALES
Apparel fabrics and products                                  $   60,442  $  63,828  $   60,147  $   70,393  $  254,810
Industrial fabrics and products                                   33,390     42,139      44,591      49,616     169,736
Home fashion textiles                                              8,476      9,996       8,816      10,037      37,325
                                                              ----------  ---------  ----------  ----------  ----------
                                                              $  102,308  $ 115,963  $  113,554  $  130,046  $  461,871
                                                              ==========  =========  ==========  ==========  ==========
OPERATING PROFIT
Apparel fabrics and products                                  $    4,068  $   5,022  $    4,175  $    5,222  $   18,487
Industrial fabrics and products                                     (188)     1,227       2,518       4,061       7,618
Home fashion textiles                                                735        834         200         795       2,564
Indirect corporate expenses, net                                  (2,050)    (1,912)     (1,626)     (1,850)     (7,438)
                                                              ----------  ---------  ----------  ----------  ----------
Operating profit                                                   2,565      5,171       5,267       8,228      21,231
Interest income                                                        4    -     -         130         615         749
Interest expense                                                 (15,054)   (15,185)    (14,347)    (10,984)    (55,570)
                                                              ----------- ---------  ----------  ----------  ----------
Loss before income taxes, discontinued operations,
  extraordinary items and cumulative effects of
  accounting changes                                          $  (12,485) $ (10,014) $   (8,950) $   (2,141) $  (33,590)
                                                              ==========  =========  ==========  ==========  ==========

The following non-cash charges have been included in the determination of loss for the periods presented (in thousands):

Depreciation                                                  $    5,056  $   4,774  $    6,983  $    5,429  $   22,242
Amortization of goodwill and other                                   241        241         241         241         964
Product liability charge (industrial fabrics and
  products segment)                                               -          -           -           -           -
Other non-cash charges to income                                     160       (172)         10         133         131
Interest accretion and debt issuance cost amortization             2,850      2,830       2,794       2,687      11,161
                                                              ----------  ---------  ----------  ----------  ----------
                                                              $    8,307  $   7,673  $   10,028  $    8,490  $   34,498
                                                              ==========  =========  ==========  ==========  ==========
                                                                                   FISCAL 1995
                                                            ----------------------------------------------------------
                                                                first      second       third      fourth
                                                               quarter     quarter     quarter    quarter      total
                                                               -------     -------     -------    -------      -----
                                                                                 (In Thousands)
NET SALES
Apparel fabrics and products                                  $  64,422  $   64,737  $  53,789   $  64,898  $   247,846
Industrial fabrics and products                                  44,104      48,890     48,412      50,579      191,985
Home fashion textiles                                             8,790       9,472      6,916       7,556       32,734
                                                              ---------  ----------  ---------   ---------  -----------
                                                              $ 117,316  $  123,099  $ 109,117   $ 123,033  $   472,565
                                                              =========  ==========  =========   =========  ===========
OPERATING PROFIT
Apparel fabrics and products                                  $   5,085  $    5,445  $   2,956   $   3,181  $    16,667
Industrial fabrics and products                                   1,394       3,292      3,451        (547)       7,590
Home fashion textiles                                               331         536        420         462        1,749
Indirect corporate expenses, net                                 (1,375)     (1,410)    (1,364)     (1,196)      (5,345)
                                                              ---------  ----------  ---------   ---------  -----------
Operating profit                                                  5,435       7,863      5,463       1,900       20,661
Interest income                                                     666         685        776         694        2,821
Interest expense                                                (10,297)     (9,769)    (9,754)    (10,126)     (39,946)
                                                              ---------  ----------  ---------   ---------  -----------
Loss before income taxes, discontinued operations,
  extraordinary items and cumulative effects of
  accounting changes                                           $ (4,196)  $  (1,221)  $ (3,515)   $  (7,532) $   (16,464)
                                                               ========   =========   ========    =========  ===========

The following non-cash charges have been included in the determination of loss for the periods presented (in thousands):

Depreciation                                                   $  5,322   $   5,298 $    5,094    $   5,106  $    20,820
Amortization of goodwill and other                                  241         241        242          241          965
Product liability charge (industrial fabrics and
  products segment)                                              -          -           -             5,000        5,000
Other non-cash charges to income                                    100         119         (5)         157          371
Interest accretion and debt issuance cost amortization            2,377       2,087      2,143        2,211        8,818
                                                               --------   ---------   --------    ---------  -----------
                                                               $  8,040   $   7,745   $  7,474    $  12,715  $    35,974
                                                               ========   =========   ========    =========  ===========